Exhibit 10.1



                        PLAYTEX PRODUCTS, INC., AS ISSUER

                                       AND

                         PLAYTEX SALES & SERVICES, INC.,
                          PLAYTEX MANUFACTURING, INC.,
                           PLAYTEX BEAUTY CARE, INC.,
                           SUN PHARMACEUTICALS CORP.,
                          PLAYTEX INTERNATIONAL CORP.,
                            PLAYTEX INVESTMENT CORP.,
                              T H MARKETING CORP.,
                         SMILE-TOTE, INC., AS GUARANTORS




                                  $150,000,000

                           87/8% SENIOR NOTES DUE 2004


                               PURCHASE AGREEMENT

                                  JULY 14, 1997









                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION





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                                 $150,000,000

                         87/8% SENIOR NOTES DUE 2004

                           OF PLAYTEX PRODUCTS, INC.

                              PURCHASE AGREEMENT



                                                                 July 14, 1997



DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

            Playtex Products, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "INITIAL PURCHASER") an aggregate of $150,000,000 in principal amount of its 87/8% Senior Notes due 2004 (the "SENIOR NOTES"), subject to the terms and conditions set forth herein. The Senior Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and Marine Midland Bank, as trustee (the "TRUSTEE"). The Senior Notes and the Registered Senior Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "SUBSIDIARY GUARANTEES") by each of the entities listed on
SCHEDULE I hereto (each, a "GUARANTOR" and collectively the "GUARANTORS"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

            1. OFFERING MEMORANDUM. The Senior Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company and the Guarantors have prepared a preliminary offering memorandum, dated July 2, 1997 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum, dated July 14, 1997 (the "OFFERING MEMORANDUM"), relating to the Senior Notes and the Subsidiary Guarantees.



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            Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Senior Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

            "THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
      (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE (b), (c) OR (d), BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENTS UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OR ANY NOTE ISSUED IN EXCHANGE FOR OR IN SUBSTITUTION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

            2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, an aggregate principal amount of $150,000,000 of Senior Notes at a purchase price equal to 97.5% of the principal amount thereof (the "PURCHASE PRICE").



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            3. TERMS OF OFFERING. The Initial Purchaser has advised the Company that the Initial Purchaser will make offers (the "EXEMPT RESALES") of the Senior Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS"), (ii) a limited number of institutional "accredited investors," as defined in Rule 501(a) (1), (2), (3) or (7) under the Act, that make certain representations and agreements to the Company (each, an "ACCREDITED INSTITUTION"), and (iii) to persons permitted to purchase the Senior Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i), (ii) and (iii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchaser will offer the Senior Notes to Eligible Purchasers in accordance with the terms set forth in the Offering Memorandum initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

            Holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of EXHIBIT A hereto, for so long as such Senior Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 87/8% Senior Notes due 2004 (the "REGISTERED SENIOR NOTES"), to be offered in exchange for the Senior Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Subsidiary Guarantees thereof and
(ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Senior Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

            Concurrently with the consummation of the Offering, the Company will repay all indebtedness outstanding under the 1995 Credit Agreement with the proceeds of the sale of the Senior Notes and borrowings under new credit facilities (the "DLJ CREDIT FACILITIES"). This Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Registration Rights Agreement and the DLJ Credit Facilities are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

            4.    DELIVERY AND PAYMENT.

                  (a) Delivery of, and payment of the Purchase Price for, the Senior Notes shall be made at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP at 425 Park Avenue, New York, New York 10022, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on July 21, 1997 or at such other time as shall be agreed upon by the Initial Purchaser and the Company. The time and date of such delivery and the payment are herein called the "CLOSING DATE."


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                  (b) One or more of the Senior Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Senior Notes (collectively, the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

            5. AGREEMENTS OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors hereby agrees with the Initial Purchaser as follows:

                  (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Senior Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Senior Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Senior Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

                  (c) During such period as in the opinion of counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Senior Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request, any amendment or supplement


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to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                  (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

                  (e) Prior to the sale of all Senior Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Senior Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED, HOWEVER, that neither the Company nor any Guarantor shall be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                  (f) So long as the Notes are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchaser may reasonably request.

                  (g) So long as any of the Senior Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Senior Notes in connection with any sale thereof and any prospective purchaser of such Senior Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

                  (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all reasonable expenses incident to the performance of the obligations of the Company and the Guarantors under this


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Agreement, including: (i) the fees, disbursements and expenses of counsel to the
Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Senior Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements) specified in Section 5(b) and 5(c) prior to or during the period specified in Section
5(c), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Senior Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Senior Notes,
(iv) all expenses in connection with the registration or qualification of the Senior Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Senior Notes and the Subsidiary Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Senior Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and
(xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

                  (i) To use its best efforts to effect the inclusion of the Senior Notes in PORTAL and to maintain the listing of the Senior Notes on PORTAL for so long as the Senior Notes are outstanding.

                  (j) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Subsidiary Guarantees (other than (i) the Notes and the Subsidiary Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchaser.



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                  (l) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Senior Notes under the Act.

                  (m) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                  (n) To cause the Exchange Offer to be made in the appropriate form to permit Registered Senior Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Senior Notes and the Subsidiary Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (o) To comply with all of its agreements set forth in the Registration Rights Agreement.

                  (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Senior Notes and the Subsidiary Guarantees.

            6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS. As of the date hereof, each of the Company and the Guarantors represents and warrants to, and agrees with, the Initial Purchaser that:

                  (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue state ment of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (b) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a


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material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                  (d) The entities listed on SCHEDULE II hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries (except Playtex Marketing Corporation in which the Company owns 50% of the outstanding shares of capital stock) have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN") (other than under the DLJ Credit Facilities).

                  (e) The Company and each of the Guarantors have all requisite corporate power to execute and deliver this Agreement and to perform their respective obligations thereunder. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

                  (f) The Company and each of the Guarantors have all requisite corporate power to execute and deliver the Indenture and to perform their respective obligations thereunder. The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors and the Trustee, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or"TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (g) The Company has all requisite corporate power to execute, issue and deliver the Senior Notes. The Senior Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Senior Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Senior Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Senior Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.


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                  (h) On the Closing Date, the Registered Senior Notes will have been duly authorized by the Company. When the Registered Senior Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Registered Senior Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (i) Each of the Guarantors has all requisite corporate power to execute and deliver the Subsidiary Guarantee to be endorsed on the Senior Notes by each Guarantor and to perform its respective obligations thereunder. The Subsidiary Guarantee to be endorsed on the Senior Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Senior Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Subsidiary Guarantees to be endorsed on the Senior Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

                  (j) The Subsidiary Guarantee to be endorsed on the Registered Senior Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Registered Senior Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Registered Senior Notes are issued, authenticated and delivered, the Subsidiary Guarantees to be endorsed on the Registered Senior Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (k) The Company and each of the Guarantors have all requisite corporate power to execute and deliver the Registration Rights Agreement and to perform their respective obligations thereunder. The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by


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bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (l) The Company and each of the guarantors under the DLJ Credit Facilities have all requisite corporate power to execute and deliver the DLJ Credit Facilities and to perform their respective obligations thereunder. The DLJ Credit Facilities have been duly authorized by the Company and each of the guarantors thereunder and, on the Closing Date, will have been duly executed and delivered by the Company and each such guarantor. When the DLJ Credit Facilities has been duly executed and delivered, the DLJ Credit Facilities will be valid and binding agreements of the Company and each of the guarantors thereunder, enforceable against the Company and each such guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the DLJ Credit Facilities will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (m) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws. Except to the extent that the transactions contemplated hereby may violate the provisions of Section 10.2 of the 1995 Credit Agreement, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except as disclosed in the Offering Memorandum and except for such defaults that would not have a Material Adverse Effect.

                  (n) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states),
(ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (x) the charter or by-laws of the Company or any of its subsidiaries or (y) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except in the case of clause (y) as disclosed in the Offering Memorandum and for such conflicts, breaches, violations or defaults that would not have a Material Adverse Effect, (iii) violate or conflict with any material applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a material Lien under, any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination or revocation of any material Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

                  (o) There are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject, and to the best knowledge of the Company and its subsidiaries, no such proceedings are threatened, which reasonably might be expected to result, singly or in the aggregate, in a Material Adverse Effect.

                  (p) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") or any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (q) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (r) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (s) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Senior Notes or the Subsidiary Guarantees, or suspends the sale of the Senior Notes or the Subsidiary

Guarantees in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Senior Notes or the Subsidiary Guarantees in any jurisdiction referred to in Section 5(e).

                  (t) No labor dispute exists with the Company's employees or with employees of the subsidiaries or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect; and none of the Company or any subsidiary is aware of any existing or imminent labor disturbance by the employees of its principal suppliers, manufacturers or contractors which might be expected to result in a Material Adverse Effect.

                  (u) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all Liens and defects, except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Offering Memorandum.

                  (v) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("INTELLECTUAL PROPERTY") currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (w) Except as disclosed in the Offering Memorandum, all United States federal income tax returns of the Company and the subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed which are due and payable have been paid, except tax assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided. Except as disclosed in the Offering Memorandum, all other franchise and income tax returns of the Company and the subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, except insofar as the failure to file such returns would not have a Material Adverse Effect, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. To the best of the

Company's knowledge, the charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined, except as disclosed in the Offering Memorandum and except to the extent of any inadequacy that would not have a Material Adverse Effect.

                  (x) Except as set forth in the following sentence, the Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, including, but not limited to, insurance coverage with certain limits in excess of the self-insured retention of $1.0 million per occurrence/$4.0 million in the aggregate, on toxic shock syndrome claims occurring on or after December 1, 1995; and neither the Company nor any of its subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect. For toxic shock syndrome claims filed from October 1, 1985 until November 30, 1995, the Company is self-insured and bears the costs of defending those claims, including settlements and trials.

                  (y) Except as disclosed in (or incorporated by reference in) the Offering Memorandum, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

                  (z) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (aa) The accountants, KPMG Peat Marwick LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act. The historical consolidated financial statements and the related notes set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act (except that such financial statements omit certain schedules that would be required in such a registration statement).

                  (bb) The historical consolidated financial statements, together with related notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (cc) The PRO FORMA financial data included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the data set forth giving effect to the proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum.

                  (dd) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Senior Notes and borrowings under the DLJ Credit Facilities was incurred, and the indebtedness represented by the Senior Notes and borrowings under the DLJ Credit Facilities is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Senior Notes and borrowings under the DLJ Credit Facilities, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Senior Notes and borrowings under the DLJ Credit Facilities) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Senior Notes and borrowings under the DLJ Credit Facilities and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Senior Notes and borrowings under the DLJ Credit Facilities) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Senior Notes and borrowings under the DLJ Credit Facilities, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Senior Notes and borrowings under the DLJ Credit Facilities) able to pay their respective debts as they mature.

                  (ee) The Company is not and, after giving effect to the offering and sale of the Senior Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (ff) There are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the

Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement.

                  (gg) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Senior Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R.
Part 224) of the Board of Governors of the Federal Reserve System.

                  (hh) No "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company, any Guarantor or any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor.

                  (ii) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

                  (jj) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                  (kk) When the Senior Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Senior Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (ll) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Senior Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (mm) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (nn) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Senior Notes or the Subsidiary Guarantees.

                  (oo) The sale of the Senior Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (pp) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Senior Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h).

                  (qq) No registration under the Act of the Senior Notes or the Subsidiary Guarantees is required for the sale of the Senior Notes and the Subsidiary Guarantees to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

                  (rr) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  (ss) Inter Stretch Ltd. and Playtex Foreign Sales Corporation are not significant subsidiaries within the meaning of Regulation S-X 1.02(w) promulgated under the Act.

                  (tt) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchaser as to the matters covered thereby.

            The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

            7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to, and agrees with, the Company and the
Guarantors:

                  (a) Such Initial Purchaser is either a QIB or an Accredited Institution, in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Senior Notes.

                  (b) Such Initial Purchaser (A) is not acquiring the Senior Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Senior Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Senior Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, (y) a limited number of Accredited Institutions that execute and deliver a letter containing certain representations and agreements in the form attached as ANNEX A to the Offering Memorandum and (z) non-U.S. persons it reasonably believes are outside the United States to whom offers and sales of the Senior Notes may be made in reliance upon Regulation S under the Act.

                  (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Senior Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Senior Notes only from, and will offer to sell the Senior Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that (i) it will offer to sell the Senior Notes only to, and will solicit offers to buy the Senior Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, (B) Accredited Institutions who make the representations contained in, and execute and return to the Initial Purchaser, a certificate in the form of ANNEX A attached to the Offering Memorandum and (C) Regulation S Purchasers, in each case, that agree that the Senior Notes will not have been registered under the Act and may be offered, resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A under the Act, (II) in a transaction meeting the requirements of Rule 144 under the Act, (III) to a non-U.S. person in a transaction meeting the requirements of Rule 904 under the Act or (IV) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company, or (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (ii) the holder will, and each subsequent holder is required to, notify any purchaser from it of the note evidenced thereby of the resale restrictions set forth in
(i) above.

                  (e) None of such Initial Purchaser nor any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Senior Notes or the Subsidiary Guarantees.

                  (f) The Senior Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (g) The sale of the Senior Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (h) Such Initial Purchaser agrees that it has offered the Senior Notes and will offer and sell the Senior Notes (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Senior Notes pursuant hereto and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Senior Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Senior Notes, except such advertisements as permitted by and include the statement required by Regulation S.

                  (i) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Senior Notes sold pursuant hereto in reliance on Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Senior Notes pursuant hereto and the Closing Date, to a U.S. person (as defined in Rule 902 of the Act) or for the account or benefit of a U.S. person (other than a distributor (as defied in Rule 902 of the Act)).

                  (j) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Senior Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other renumeration a confirmation or notice to substantially the following effect:

            "The Senior Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Senior Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  (k) Such Initial Purchaser further represents and agrees that
(i) it has not offered or sold and will not offer or sell any Senior Notes to persons in the United Kingdom prior to the expiration of the period of six months from the issue date of the Senior Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Senior Notes in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Senior Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (l) Such Initial Purchaser agrees that it will not offer, sell or deliver any of the Senior Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Senior Notes in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

                  (m) Such Initial Purchaser is not acquiring the Senior Notes with the assets of any "employee benefit plan" described in Section 3(3) of ERISA or any "plan" described in Section 4975(e) of the Internal Revenue Code of 1986, as amended (the "Code"), other than an employee benefit plan or plan that is exempt from the coverage of ERISA and the provisions of Section 4975 of the Code.

                  The Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

            8.    INDEMNIFICATION.

                  (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Senior Notes pursuant to
Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by such Initial Purchaser.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser on the other hand from the offering of the Senior Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Notes (before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Senior Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Guarantors, and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price of the Senior Notes purchased by it were sold to investors in Exempt Resales exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Senior Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for the rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                  (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Senior Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, confirming the matters set forth in paragraphs
(a), (b) and (c) of this Section 9.

                  (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company and the Guarantors, to the effect that:

                        (i) each of the Company and its subsidiaries (except for
                  Playtex Limited, Inter Stretch Ltd., Playtex Foreign Sales Corporation and Smile-Tote, Inc. as to which such counsel need not opine) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                        (ii) the (i) Company and each of the Guarantors (except
                  for Smile-Tote, Inc. as to which such counsel need not opine) have all requisite corporate power to execute and deliver this Agreement, the Indenture and the Registration Rights Agreement, and to perform their respective obligations thereunder, (ii) each of the Guarantors has all requisite corporate power to execute and deliver the Subsidiary Guarantees to be endorsed on the Senior Notes by each Guarantor and to perform its respective obligations thereunder, (iii) Company and each of the guarantors under the DLJ Credit Facilities have all requisite corporate power to execute and deliver the DLJ Credit Facilities and to perform their respective obligations thereunder, and (iv) the Company has all requisite corporate power to execute, issue and deliver the Senior Notes;

                        (iii) the Senior Notes have been duly authorized and,
                  when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (whether asserted in an action at law or in equity);

                        (iv) the Subsidiary Guarantees have been duly authorized
                  (such counsel need not opine as to authorization by Smile-Tote, Inc.) and, when the Senior Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (whether asserted in an action at law or in equity);

                        (v) the Indenture has been duly authorized, executed and
                  delivered by the Company and each Guarantor (such counsel need not opine as to authorization and execution by Smile-Tote, Inc.) and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (whether asserted in an action at law or in equity);

                        (vi) this Agreement has been duly authorized, executed
                  and delivered by the Company and the Guarantors (such counsel need not opine as to authorization and execution by Smile-Tote, Inc.);

                        (vii) The Registration Rights Agreement has been duly
                  authorized, executed and delivered by the Company and the Guarantors (such counsel need not opine as to authorization and execution by Smile-Tote, Inc.) and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (whether asserted in an action at law or in equity);

                        (viii)The DLJ Credit Facilities have been duly
                  authorized, executed and delivered by the Company and the guarantors thereunder and are valid and binding agreements of the Company and each such guarantor, enforceable against the Company and each such guarantor in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (whether asserted in an action at law or in equity);

                        (ix) the Registered Senior Notes have been duly authorized;

                        (x) the statements (i) under the captions "Risk
                  Factors--Restrictive Covenants," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Financial Condition and Liquidity," "Description of Certain Indebtedness" and "Description of the Senior Notes", (ii) in the first paragraph and last sentence of the second paragraph under the caption "Risk Factors--Possible Inability to Repurchase the Senior Notes Upon Change of Control" and (iii) in the first, second and sixth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                        (xi) the execution, delivery and performance of this
                  Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the United States or the State of New York or under the Delaware General Corporation Law (the "DELAWARE LAW") (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or (iii) violate or conflict with any material applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency of the United States, the State of New York or under the Delaware law;

                        (xii) the Company is not and, after giving effect to the
                  offering and sale of the Senior Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                        (xiii)the Indenture complies as to form in all material
                  respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Senior Notes to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                        (xiv) no registration under the Act of the Senior Notes
                  is required for the sale of the Senior Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB, an Accredited Institution or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, (iii) the accuracy of the representations of the Company and the Guarantors set forth in Sections 6(nn), (oo) and (pp), and the compliance by the Company and the Guarantors with their agreement contained in Section 5(h), of this Agreement and (iv) with respect to Accredited Institutions, the accuracy of the representations made by each such Accredited Institution as set forth in the letter of representation executed by such Accredited Institution in the form of ANNEX A to the Offering Memorandum; and

                        (xv) no facts have come to such counsel's attention that
                  cause such counsel to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements (including the notes thereto) and other financial data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            The opinion of Paul, Weiss, Rifkind, Wharton & Garrison described in
Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e)(xv), Paul, Weiss, Rifkind, Wharton & Garrison may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but such counsel has not independently verified the accuracy, completeness or fairness of such statements except as specified, and such counsel may rely as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and the Guarantors.

                  (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Paul E. Yestrumskas, Esq., General Counsel for the Company and the Guarantors, to the effect that:

                        (i) each of the Company and its subsidiaries (except for
                  Playtex Limited, Inter Stretch Ltd. and Playtex Foreign Sales Corporation as to which such counsel need not opine) is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                        (ii) all of the outstanding shares of capital stock of
                  each of the Company's subsidiaries (except Playtex Marketing Corporation in which the Company owns 50% of the outstanding shares of capital stock) have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company and are, to the best of such counsel's knowledge, free and clear of any Lien (other than under the DLJ Credit Facilities);

                        (iii) the statements under the captions "Patents and
                  Trademarks," "Risk Factors--TSS Litigation,"
                  "Business--Trademarks and Patents" and "Business--Legal Proceedings" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                        (iv) neither the Company nor any of its subsidiaries is
                  in violation of its respective charter or by-laws and, to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in default in the performance of any material obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound;

                        (v) the execution, delivery and performance of this
                  Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except as disclosed in the Offering Memorandum and for such conflicts, breaches, violations or defaults that would not have a Material Adverse Effect, (ii) result in the imposition or creation of (or the obligation to create or impose) a material Lien under, any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound (except for Liens under and pursuant to the DLJ Credit Facilities), or (iii) result in the termination or revocation of any material Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization;

                        (vi) such counsel does not know of any legal or
                  governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect except as disclosed in the Offering Memorandum;

                        (vii) neither the Company nor any of its subsidiaries
                  has violated any Environmental Law or any provisions of ERISA, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, are disclosed in the Offering Memorandum or would not have a Material Adverse Effect;

                        (viii)each of the Company and its subsidiaries has such
                  permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. To the best of such counsel's knowledge, each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; except where such failure to be valid and in full force and effect or to be in compliance on the occurrence of any such event would not, singly or in the aggregate, have a Material Adverse Effect;

                        (ix) The Company and its subsidiaries own or possess, or
                  can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("INTELLECTUAL PROPERTY") referred to in the Offering Memorandum as being currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and, to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; and

                        (x) to the best of such counsel's knowledge, there are
                  no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include any securities with the Notes and Subsidiary Guarantees to be registered pursuant to any Registration Statement.

            The opinion of Paul E. Yestrumskas, Esq. described in Section 9(f) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein. In giving such opinion, such counsel may rely upon the opinions of Paul, Weiss, Rifkind, Wharton & Garrison, Miller Thomson, and Rosenfeld, Meyer & Susman, LLP, and upon certificates of officers of the Company and the Guarantors.

                  (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Miller Thomson, counsel for Playtex Limited as to matters of Canadian law, to the effect that:

                        (i) Playtex Limited has been continued and is existing
                  under the laws of the Province of Nova Scotia and has not been dissolved and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties; and

                        (ii) Playtex Limited is duly qualified as an
                  extra-provincial corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

            The opinion of Miller Thomson described in Section 9(g) above shall be rendered to you at the request of Playtex Limited and shall so state therein. Miller Thomson may state, insofar as such opinions involve factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Playtex Limited and certificates of public officials.

                  (h) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Rosenfeld, Meyer & Susman, LLP, counsel for Smile-Tote, Inc. as to matters of California law, to the effect that:

                        (i) Smile-Tote, Inc. ("Smile-Tote") has been duly
                  incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                        (ii) Smile-Tote (i) has all requisite corporate power to
                  execute and deliver this Agreement, the Indenture and the Registration Rights Agreement, and to perform its obligations thereunder, (ii) has all requisite corporate power to execute and deliver the Subsidiary Guarantee to be endorsed on the Senior Notes by Smile-Tote and to perform its obligations thereunder, and (iii) has all requisite corporate power to execute and deliver the DLJ Credit Facilities to which it is a party and to perform its obligations thereunder;

                        (iii) the Subsidiary Guarantee of Smile-Tote has been
                  duly authorized and executed by Smile-Tote;

                        (iv) the Indenture has been duly authorized and executed
                  by Smile-Tote;

                        (v) this Agreement has been duly authorized and executed
                  by Smile-Tote; and

                        (vi) the Registration Rights Agreement has been duly
                  authorized and executed by Smile-Tote.

            The opinion of Rosenfeld, Meyer & Susman, LLP described in Section 9(h) above shall be rendered to you at the request of Smile-Tote, Inc. and shall so state therein.

                  (i) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel for the Initial Purchaser, as to the incorporation and legal existence of the Company and the Guarantors, this Agreement, the Offering Memorandum and such other related matters as the Initial Purchaser may require, in form and substance reasonably satisfactory to the Initial Purchaser.

                  (j) The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from KPMG Peat Marwick LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum (except that it is understood that KPMG Peat Marwick LLP has not been requested to perform a review in accordance with Statement of Auditing Standards No. 71 of the quarterly financial statements and information of the Company for the three months ended March 29, 1997 and March 30, 1996).

                  (k) The Senior Notes shall have been approved by the NASD for trading and duly listed in PORTAL.



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



                  (l) The Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

                  (m) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantors.

                  (n) The Company shall have entered into the DLJ Credit Facilities and satisfied all conditions to borrowing thereunder and the Initial Purchaser shall have received original copies thereof, duly executed by the Company and the guarantors thereunder.

                  (o) The Company shall have repaid all indebtedness outstanding under the 1995 Credit Agreement or if funding shall not have occurred under the DLJ Credit Facilities, the banks under the 1995 Credit Agreement shall have consented to the incurrence of the indebtedness represented by the Senior Notes.

                  (p) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

            10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

            This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Senior Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

            11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to 300 Nyala Farms Road, Westport, Connecticut 06880, telephone number (203) 341-4000, Attention: Chief Executive Officer, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, Attention: Mitchell S. Fishman, Esq. and (ii) if to the Initial Purchaser, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, with a copy to Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, Attention: Emanuel S. Cherney, Esq., or in any case to such other address as the person to be notified may have requested in writing.

            The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Senior Notes and payment for them hereunder and (iii) termination of this Agreement.

            If for any reason the Senior Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under this Section 11).

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Senior Notes from the Initial Purchaser merely because of such purchase.

            This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without reference to the rules covering the conflicts of laws.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

            Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchaser.


                                    Very truly yours,


                                    PLAYTEX PRODUCTS, INC.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President and
                                              Chief Finaincial Officer


                                    PLAYTEX SALES & SERVICES, INC.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Vice President


                                    PLAYTEX MANUFACTURING, INC.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Vice President


                                    PLAYTEX BEAUTY CARE, INC.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


                                    SUN PHARMACEUTICALS CORP.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President

                                    PLAYTEX INTERNATIONAL CORP.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


                                    PLAYTEX INVESTMENT CORP.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


                                    T H MARKETING CORP.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


                                    SMILE-TOTE, INC.


                                    By: /s/ Michael F. Goss
                                       --------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION



By: /s/ William Wilson
   -----------------------------
   Name: William Wilson

                                  SCHEDULE I

                                  Guarantors



            Playtex Sales & Services, Inc., a Delaware corporation

            Playtex Manufacturing, Inc., a Delaware corporation

            Playtex Beauty Care, Inc., a Delaware corporation

            Sun Pharmaceuticals Corp., a Delaware corporation

            Playtex International Corp., a Delaware corporation

            Playtex Investment Corp., a Delaware corporation

            T H Marketing Corp., a Delaware corporation

            Smile-Tote, Inc., a California corporation

                                  SCHEDULE II

                                 Subsidiaries




            Playtex Sales & Services, Inc., a Delaware corporation

            Playtex Manufacturing, Inc., a Delaware corporation

            Playtex Beauty Care, Inc., a Delaware corporation

            Sun Pharmaceuticals Corp., a Delaware corporation

            Playtex International Corp., a Delaware corporation

            Playtex Investment Corp., a Delaware corporation

            T H Marketing Corp., a Delaware corporation

            Smile-Tote, Inc., a California corporation

            Playtex Limited, a Canadian corporation

            Inter Stretch Ltd., an Irish corporation

            Playtex Foreign Sales Corporation, a Barbados corporation

                                   EXHIBIT A

                     Form of Registration Rights Agreement